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                                                                   Exhibit 10.15

                                 AMENDMENT No. 2

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 12 AUGUST 2003

                                     Between

                               LONZA BIOLOGICS ***

                                       and

        TRUBION PHARMACEUTICALS, INC. (formerly known as GENECRAFT INC.)

Schedule 1 - Definitions and Specifications
Definition of term "Product"

Schedule 2 - Services
New Stages

Schedule 3 - Price and Payment
Price and Payment for New Stages

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     THIS SECOND AMENDMENT ("Second Amendment") is made the 2nd day of December,
2003

     BETWEEN

     LONZA BIOLOGICS *** (hereinafter referred to as "LB"), and

     TRUBION PHARMACEUTICALS, INC. (formerly known as GENECRAFT, INC.) of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

     WHEREAS

     A. LB and the Customer entered into a development and manufacturing services agreement dated 12 August 2003 pursuant to which LB agreed to provide Services to the Customer (as amended by the Amendment No. 1 between the parties dated November 7, 2003, "the Agreement"), and,

     B. The Customer now wishes LB to perform additional Services under the Agreement, and,

     C. LB is willing to perform such additional Services on the terms to be agreed upon by the parties and incorporated into the Agreement, and

     D. The parties wish to amend the Agreement in accordance with Clause 12.5 thereto.

     NOW THEREFORE IT IS HEREBY AGREED as follows:

     1 SCHEDULE 1 SHALL BE AMENDED AS FOLLOWS:

     The definition of the term "Product" shall be amended to read in its entirety as follows:

     "Product" shall mean the Small Modular ImmunoPharmaceutical (SMIP) produced by the ***, which targets and binds to human CD20."

     2 SCHEDULE 2 SHALL BE AMENDED TO ADD THE FOLLOWING STAGES:

          Stage 4 -***;

          Stage 5 -***; and

          Stage 6 -***.

     ALL ADDITIONAL SERVICES DESCRIBED IN THIS SECOND AMENDMENT WILL BE PERFORMED ON TIMESCALES TO BE AGREED UPON BY THE PARTIES.

     3 SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, ON TERMS TO BE AGREED BETWEEN THE PARTIES.

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     4 LB HEREBY REPRESENTS AND WARRANTS THAT, AS OF THE EFFECTIVE DATE OF THIS
SECOND AMENDMENT, IT IS NOT A PARTY TO ANY AGREEMENT THAT WOULD PREVENT IT FROM PERFORMING THE ADDITIONAL SERVICES DESCRIBED IN THIS SECOND AMENDMENT OR OTHERWISE FULFILLING ITS OBLIGATIONS UNDER THIS SECOND AMENDMENT, AND LB HEREBY COVENANTS THAT IT SHALL NOT ENTER INTO ANY SUCH CONFLICTING AGREEMENT DURING THE TERM OF THE AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT.

     5 THE PARTIES SHALL ENTER GOOD FAITH NEGOTIATIONS TO AMEND THE AGREEMENT TO INCLUDE THE TERMS AND CONDITIONS THAT WILL GOVERN AND APPLY TO THE ADDITIONAL SERVICES TO BE PERFORMED BY LONZA UNDER THIS SECOND AMENDMENT. SHOULD SUCH GOOD FAITH NEGOTIATIONS FAIL, NEITHER PARTY SHALL HAVE ANY OBLIGATION WITH RESPECT TO SUCH ADDITIONAL SERVICES.

     6 THE PARTIES AGREE THAT THIS AMENDMENT SHALL BECOME EFFECTIVE UPON THE EXCHANGE OF SIGNATURE COPIES BY FACSIMILE TRANSMISSION.

     7 SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of             ***
LONZA BIOLOGICS ***                     ----------------------------------------


                                        ***
                                        ----------------------------------------
                                        TITLE


Signed for and on behalf of             Peter Thompson
TRUBION PHARMACEUTICALS, INC            President & CEO
                                        TITLE


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